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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 12, 2004

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     1-9210              95-4035997
  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)

              10889 WILSHIRE BOULEVARD
              LOS ANGELES, CALIFORNIA                             90024
      (Address of principal executive offices)                 (ZIP code)

               Registrant's telephone number, including area code:
                                 (310) 208-8800

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 8 - OTHER EVENTS

Item 8.01.  Other Events
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As announced on October 12, 2004, by Vulcan Materials Company and Occidental
Chemical Corporation, Basic Chemical Company, LLC, a wholly-owned subsidiary of Occidental Chemical, has agreed to purchase three chemical manufacturing facilities from Vulcan Materials Company. Occidental Chemical Corporation is a wholly-owned subsidiary of Occidental Petroleum Corporation.

The primary products produced at the three facilities are chlorine, its co-product caustic soda, and ethylene dichloride (EDC). The transaction was structured as a purchase of assets. Initially the purchaser will pay Vulcan $214 million in cash subject to adjustment for changes in net working capital of the purchased businesses. In addition, the purchaser may become obligated to make contingent payments based upon the future performance of the purchased businesses, and will assume specified obligations. Vulcan has retained the liabilities associated with the acquired businesses not assumed by the purchaser, including, without limitation, all pending litigation and all liabilities arising from the use of perchloroethylene in the dry cleaning business.

Closing of the transaction is subject to customary regulatory closing conditions.

The full text of the press release is attached to this report as Exhibit 99.1.

Occidental has not provided a GAAP measure of financial performance with respect to the disclosure of EBITDA of the acquired facilities made in the press release. It is impractical to provide such a measure because Basic is acquiring only a portion of the contracts associated with the business, none of the debt and all of a related joint venture that operates a portion of the Geismar complex being acquired.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE:  October 13, 2004       S. P. Dominick, Jr.
                              --------------------------------------------------
                              S. P. Dominick, Jr., Vice President and Controller
                              (Chief Accounting and Duly Authorized Officer)
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                                  EXHIBIT INDEX


     99.1      Press Release of October 12, 2004.